FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 26, 2007

BORGWARNER INC.
(Exact name of registrant as specified in its charter)

                                            Delaware                  1-12162                13-3404508
                                (State of Incorporation)  (Commission File No.)  (IRS Employer Identification No.)

3850 Hamlin Road
Auburn Hills, MI 48326
(Address of principal executive offices)

Registrant=s telephone number, including area code:
(248) 754-9200

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

On April 26, 2007, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the Company’s first quarter results. The information contained in Item 2.02 and Exhibit 99.1 of this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BORGWARNER INC.

                                                  /s/ John J. Gasparovic
                __________________________________
               John J. Gasparovic
                 Vice President, General Counsel & Secretary